SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2004



                           Structured Products Corp.

            (Exact name of registrant as specified in its charter)


Delaware                    001-32102     13-3692801
(State or other             (Commission   (IRS Employer
jurisdiction of             File Number)  Identification
incorporation or                          Number)
organization)

388 Greenwich Street, New York, New York                              10013
(Address of principal  executive  offices)                          (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

On August 4, 2004, the Trustee gave notice to the Certificateholders and Warrantholders (together, the "Holders") that SAFECO Corporation had initiated a tender offer (the "Tender Offer") to repurchase any and all of the Safeco Capital Trust I 8.072% Capital Securities due July 15, 2037 (the "Underlying Securities"). In accordance with the terms of the governing documents, the notice stated that the Trustee would be required to reject the Tender Offer unless the Trustee received direction by 100% of the Holders to accept the Tender Offer and requested Certificateholders to provide direction to accept or reject the Tender Offer.

The Trustee did not receive direction from 100% of the Holders to accept the Tender Offer.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial  Statements,  Pro-Forma Financial  Information and
            Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)   Exhibits:

                  None

 Item 8.    Change in Fiscal Year

            Not Applicable.

Item 9.     Regulation FD Disclosure

            Not Applicable.

                                   SIGNATURES




            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        By:  /s/ Mark C. Graham
                                            --------------------------------
                                            Name:   Mark C. Graham
                                            Title:  Authorized Signatory





















August 4, 2004